PROSPECTUS

                     W.P. STEWART & CO. GROWTH FUND, INC.


                               ----------------

                              Investment Adviser

                           W.P. STEWART & CO., INC.
                              527 MADISON AVENUE
                           NEW YORK, NEW YORK 10022

                               ----------------

  W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") is a non-diversified mutual fund. The Fund's principal investment objective is capital gains. The Fund invests primarily in common stocks listed on the New York Stock Exchange, Inc. (the "New York Stock Exchange"). There can be no certainty that the Fund will achieve its principal investment objective.

  This Prospectus sets forth concisely the information about the Fund that you ought to know before investing. This Prospectus should be kept for further reference.

  Additional information about the Fund, including a Statement of Additional Information dated October 7, 1998, has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained free of charge upon request in writing or by telephoning the Fund. Contact information for the Fund is on page 19 of this Prospectus. The Statement of Additional Information has been incorporated by reference into this Prospectus.

                               ----------------

  THESE SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE  SECURITIES
    AND  EXCHANGE  COMMISSION  NOR  HAS  THE  COMMISSION  PASSED  UPON  THE
      ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO  THE
        CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

                                October 7, 1998

                                    NOTICE

  THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF SHARES OF W.P. STEWART & CO. GROWTH FUND, INC. (THE "FUND") IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE IS NOT AUTHORIZED OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION OR SALE. NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS CONCERNING THE FUND WHICH ARE INCONSISTENT WITH THOSE CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION. YOU SHOULD NOT RELY ON ANY INFORMATION NOT CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION OR THE FUND'S REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

  YOU SHOULD NOT CONSIDER THE CONTENTS OF THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION OR THE FUND'S REGISTRATION STATEMENT AS LEGAL, TAX OR FINANCIAL ADVICE.

                               TABLE OF CONTENTS

NOTICE......................................................................   2
SUMMARY.....................................................................   4
FEE TABLE...................................................................   6
FINANCIAL HIGHLIGHTS........................................................   7
THE FUND....................................................................   8
INVESTMENT OBJECTIVE, METHODS AND POLICIES..................................   8
  Investment Objective and Methods..........................................   8
  Other Investment Methods and Policies.....................................   9
  Fundamental Investment Policies...........................................  10
MANAGEMENT..................................................................  11
  The Board of Directors....................................................  11
  The Investment Adviser....................................................  11
  The Custodian, Transfer Agent and Dividend Paying Agent...................  13
FEES AND EXPENSES...........................................................  14
FUND PERFORMANCE............................................................  15
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE.................................  16
NET ASSET VALUE CALCULATION.................................................  16
PURCHASE OF SHARES..........................................................  16
REDEMPTIONS AND DISTRIBUTIONS...............................................  17
  Redemptions...............................................................  17
  Dividends and Distributions...............................................  18
TAXATION....................................................................  18
ADDITIONAL INFORMATION......................................................  19
  Accountants and Legal Counsel.............................................  19
  Reports to Shareholders...................................................  19
  Capital Stock.............................................................  19
  Inquiries.................................................................  19

                                    SUMMARY

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus.

The Fund....................  W.P. Stewart & Co. Growth Fund, Inc. (the "Fund")
                              is a non-diversified mutual fund registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund commenced operations on February 28, 1994. See "The Fund."

Investment Objective,
 Methods and Policies.......  The Fund's principal investment objective is capital gains. The Fund invests primarily in common stocks listed on the New York Stock Exchange. The Fund's investment adviser uses an appraisal method to select investment opportunities. See "Investment Objective, Methods and Policies."

Investment Adviser..........  W.P. Stewart & Co., Inc. (the "Adviser"), based in New York City, is a registered investment adviser which, together with its affiliates, as of August 31, 1998, provided investment advice with respect to nearly $10 billion in assets. See "Management--The Investment Adviser."

Risk Factors................  General. There can be no certainty that the Fund will achieve its principal investment objective. Because the Fund invests a relatively high percentage of its assets in common stocks, the Fund does not necessarily represent a complete investment program and the price of the Fund's shares may be more volatile than a fund investing in equity securities and non-equity securities, such as fixed income securities. See "Investment Objective, Methods and Policies."

                              Borrowing. The Fund may borrow money for investment purposes up to 33 1/3% of the Fund's total assets. The Fund will borrow only when the Adviser believes borrowing will benefit the Fund after taking account of the risks relating to borrowing. As a result of the use of borrowing, the Fund's net asset value and yield are expected to be more volatile than would be the case if borrowing were not used. The Fund expects it will borrow only from banks. If the income derived from borrowing is more than the interest and other expenses the Fund pays in connection with such borrowing, the Fund's net income will be greater than if borrowing were not used. On the other hand, if the income obtained is not sufficient to cover the cost of the borrowing, the Fund may suffer a loss. See "Investment Objective, Methods and Policies--Other Investment Methods and Policies--Borrowing."

                              Non-Diversified Status. As a non-diversified investment company, as defined in the Act, the Fund may invest more than 5% of the value of its assets in the securities of any single issuer and may acquire more than 10% of the voting securities of a single issuer, subject to the diversification requirements of subchapter M of the Internal Revenue Code of 1986, as amended. Because the Fund invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Fund may be more affected by any single economic, political or regulatory occurrence or by any change in an issuer's financial condition than a diversified investment company. See "Investment Objective, Methods and Policies."

Purchase of Shares..........  Shares of the Fund, par value $0.001 per share
                              ("Shares"), are generally sold on every Business Day for a price equal to their net asset value. See "Net Asset Value Calculation." The minimum initial investment in the Fund is $50,000, although the Fund may in its discretion accept investments of a lesser amount. There are no sales charges. See "Purchase of Shares."

Redemptions and
 Distributions..............  The Fund's Shares may be redeemed on any day on which the New York Stock Exchange is open for trading (a "Business Day"). See "Net Asset Value Calculation." A redemption fee equal to 0.5% of the gross redemption proceeds will be charged by the Fund; this charge is paid to the Fund and is an allowance for actual transaction costs and other expenses of processing the redemption. The Fund intends to pay out to shareholders at least annually substantially all of its net ordinary income and net capital gains. Dividends and/or capital gains distributions paid by the Fund will be automatically reinvested in Shares, unless you tell us otherwise. See "Redemptions and Distributions--Dividends and Distributions."

Fees and Expenses...........  The Adviser receives quarterly advisory fees payable in advance at an annual rate equal to 1.5% of the net asset value of the Fund. The Fund is obligated to pay all costs and expenses directly related to the Fund's investment program including: (a) expenses of portfolio transactions such as brokerage commissions, custodial fees, interest on borrowings and withholding and transfer taxes and (b) professional fees of auditors and attorneys and government fees. See "Fee Table" and "Fees and Expenses."

                                   FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases (as a percentage of offering price).............................................................  None
  Maximum Deferred Sales Load.........................................  None
  Maximum Sales Load Imposed on Reinvested Dividends..................  None
  Redemption Fee (as a percentage of the amount redeemed).............  0.50%
  Exchange Fee........................................................  None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET AS-
 SETS)
  Management Fees/1/..................................................  1.50%
  12b-1 Fees..........................................................  None
  Other Expenses (After Expense Reimbursement)/2/.....................  0.63%
                                                                        ----
  Total Fund Operating Expenses (After Expense Reimbursement)/2/......  2.13%
                                                                        ====

--------
/1/ The management fee payable to the Adviser is significantly higher than the advisory fees paid by most mutual funds.
/2/ The Adviser has voluntarily agreed to waive advisory fees and/or reimburse expenses of the Fund so that Total Fund Operating Expenses do not exceed 2.5% of the average net assets of the Fund up to $30 million, 2% of the next $70 million of average net assets of the Fund, and 1.5% of the average net assets of the Fund in excess of $100 million. Other Expenses and Total Fund Operating Expenses for the fiscal year ended December 31, 1997 without such waiver and/or reimbursement would have been 0.65% and 2.15%, respectively, of the Fund's average net assets. Such voluntary waiver and/or expense reimbursement is not required by the Investment Advisory Services Agreement between the Fund and the Adviser and may be discontinued at any time. See "Management--The Investment Adviser."

EXAMPLE

                                              1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                              ------ ------- ------- --------
   You would pay the following expenses on a
   $1,000 investment, assuming (1) a 5%
   annual return and (2) redemption at the
   end of each time period:                    $27     $73    $121     $255
   You would pay the following expenses on
   the same investment, assuming no
   redemption:                                 $22     $67    $115     $248

  The information included in the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. "Other Expenses" includes operating expenses of the Fund, such as custodial, shareholder servicing and administrative fees. For further information see "Fees and Expenses."

  The above example is based on data for the Fund's fiscal year ended December 31, 1997. This example should not be considered a representation of past or future expenses, and actual expenses may be more or less than those shown. The annual return assumed for the purpose of this example should not be considered a representation of actual or expected returns.

                              FINANCIAL HIGHLIGHTS

  The financial information in the table below for the six-month period ended June 30, 1998 is unaudited. The financial information for the periods ended December 31, 1997, 1996, 1995 and for the period from February 28, 1994 through December 31, 1994, have been audited in conjunction with the annual audits of the financial statements of the Fund by Lopez Edwards Frank & Co., LLP, independent auditors. Financial statements for the six months ended June 30, 1998 and financial statements for the fiscal year ended December 31, 1997, the independent auditors' report thereon and additional information about the performance of the Fund are included in the Fund's most recent semi-annual and annual reports, which have been incorporated by reference into the Statement of Additional Information. Additional copies of the semi-annual and annual reports may be obtained without charge by calling or by writing to the Fund at the telephone number or address appearing under "Additional Information-- Inquiries."

                           FOR THE                                             FOR THE PERIOD
                          SIX MONTHS      FOR THE      FOR THE      FOR THE     FEBRUARY 28,
                            ENDED        YEAR ENDED   YEAR ENDED   YEAR ENDED  1994* THROUGH
                           JUNE 30,     DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                           1998(A)          1997         1996         1995          1994
                          ----------    ------------ ------------ ------------ --------------
Income From Investment
 Operations:
Per Share Operating Per-
 formance:
Net asset value, begin-
 ning of period.........   $168.71        $152.65      $125.94      $101.06       $100.00
                           -------        -------      -------      -------       -------
 Net investment loss....     (1.38)         (1.87)       (1.81)       (1.15)        (0.48)
 Net realized and
  unrealized gain on
  investments...........     37.28          38.53        40.17        29.19          1.54
                           -------        -------      -------      -------       -------
Net increase from in-
 vestment operations....     35.90          36.66        38.36        28.04          1.06
Distributions to
 shareholders from net
 realized gain on
 investments............       (--)        (20.60)      (11.65)       (3.16)         0.00
                           -------        -------      -------      -------       -------
Net asset value, end of
 period.................   $204.61        $168.71      $152.65      $125.94       $101.06
                           =======        =======      =======      =======       =======
TOTAL INVESTMENT RETURN
 (b)....................    21.28 %         24.69 %      30.64 %      27.73 %        1.06 %
RATIOS AND SUPPLEMENTAL
 DATA:
Ratio of expenses to av-
 erage net assets.......     2.12 %(c)       2.13 %       2.50 %       2.50 %        2.50 %(c)
Ratio of fees and
 expenses waived and
 reimbursed by the
 Adviser and
 Administrator to
 average net assets.....      --  %(c)        .02 %       0.28 %       1.32 %       10.20 %(c)(d)
Ratio of net investment
 loss to average net as-
 sets...................    (1.46)%(c)      (1.35)%      (1.51)%      (1.36)%       (1.25)%(c)
Portfolio turnover......       23 %            79 %         76 %         76 %           9 %
Net assets, end of pe-
 riod (in thousands)....   $43,670        $36,201      $19,829      $10,789       $ 3,109

--------
*  Commencement of investment operations.
(a) Unaudited.
(b) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total investment return would be reduced if the redemption fee of 0.5% were taken into account. Total investment return for a period of less than one year is not annualized. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary and net asset value of shares, when redeemed, may be worth more or less than their original cost.
(c) Annualized.
(d) Includes organization expenses paid by Adviser.

                                   THE FUND

  The Fund was organized as a corporation under Maryland law on September 23, 1993. Technically, the Fund is registered under the Act as an open-end, non-diversified, management investment company (commonly known as a mutual fund). The Fund's Adviser is W.P. Stewart & Co., Inc., a registered investment adviser. Shares of the Fund, par value $0.001 per share, are available for purchase by eligible investors. There are no sales charges.

                  INVESTMENT OBJECTIVE, METHODS AND POLICIES

INVESTMENT OBJECTIVE AND METHODS

  The Fund's principal investment objective is to earn capital gains for shareholders. The Fund's principal investment objective is a fundamental policy of the Fund and may not be changed without the approval of shareholders holding a majority of the total number of outstanding Shares. There can be no assurance that the Fund will achieve its principal investment objective.

  The Fund seeks to achieve its principal investment objective by investing primarily in common stocks listed on the New York Stock Exchange. The Fund also expects to invest, from time to time, in securities listed on other United States stock exchanges, including the American, Pacific and Midwest Stock Exchanges, and in securities traded through The NASDAQ Stock Market Inc. ("NASDAQ"). The Fund permits investors to participate in a professionally-managed portfolio consisting primarily of shares in a number of companies considered by the Adviser to be high-quality, growing, principally United States-based companies. The securities of the companies in which the Fund invests may experience price declines. Since such companies usually reinvest a high portion of earnings in their own businesses, they may lack the dividend yield associated with value stocks that can cushion total return in a declining market. Also, since investors may buy growth stocks based on their expected earnings growth, earnings disappointments often result in sharp price declines.

  The Fund invests in a relatively small number of individual stocks. To enable it to do so, the Fund is classified as a non-diversified fund under the Act and, therefore, is not subject to the diversification requirements of the Act. This policy is fundamental and may not be changed without the approval of shareholders holding a majority of the total number of outstanding Shares. Accordingly, the Fund may invest more than 5% of the value of its assets in the securities of a single issuer and may acquire more than 10% of the voting securities of a single issuer. The Fund, however, remains subject to the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), in order to qualify as a regulated investment company for federal income tax purposes. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may be more susceptible than would a more widely diversified fund to any single economic, political or regulatory occurrence or to changes in a company's financial condition or in the market's assessment of the company.

  The Adviser employs an appraisal method which attempts to measure each prospective company's quality and growth rate by numerous criteria. These results are compared to the general stock and bond markets to determine the relative attractiveness of each company at a given moment. The Adviser weighs economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same group, but also against a broad spectrum of investments.

  No method of fundamental or technical analysis, including that employed by the Adviser, has been proven to provide any risk adjusted excess rate of return on an ongoing basis.

OTHER INVESTMENT METHODS AND POLICIES

  Money Market Instruments: For temporary defensive purposes or in order to earn a return on available cash balances pending investment or reinvestment, the Fund may invest up to 100% of its assets in interest-bearing accounts maintained with financial institutions, in short-term debt securities of United States companies or in debt securities of the U.S. government or its agencies or instrumentalities, as well as in other money market instruments. Such money market instruments include, among others, negotiable or non-negotiable short-term deposits with U.S. banks, high quality commercial paper and repurchase agreements maturing within seven days with domestic dealers, banks and other financial institutions deemed to be creditworthy by the Adviser. Short-term debt securities and commercial paper generally are of high quality.

  Repurchase Agreements: A repurchase agreement customarily requires the seller to agree to repurchase the securities from the Fund at a mutually agreed time and price. The total amount received by the Fund on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon yield for the period of time to the settlement (repurchase) date. The underlying securities are ordinarily United States government securities, but may consist of other securities in which the Fund is permitted to invest. Repurchase agreements will be fully collateralized at all times. If the seller defaults in its obligation to repurchase, the Fund may suffer a loss as a result of the cost in liquidating the collateral or if the collateral declines in value.

  Foreign Investments: The Fund may also invest in stocks issued by non-U.S. companies. Such investments will normally be made through the purchase of American Depositary Receipts ("ADRs") which represent investments in shares of non-U.S. companies but are denominated in U.S. dollars and usually are listed on a U.S. stock exchange or traded on NASDAQ. Investments in non-U.S. stocks, whether directly or through ADRs, involve more and different risks than investments in U.S. stocks. When the underlying investments represented by ADRs are denominated in foreign currencies or the Fund receives dividends which are declared in foreign currencies, the value of the ADRs and the amount of dividends received as measured in U.S. dollars will be affected favorably or unfavorably by fluctuations in currency exchange rates. Dividends declared on the underlying investment represented by ADRs generally will be subject to withholding taxes at the source. See "Investment Objective, Policies and Restrictions--Investment Objective and Methods--Foreign Investments" in the Statement of Additional Information.

  Borrowing: The Fund is authorized to borrow money in an amount up to 33 1/3% of the Fund's total assets for investment purposes. The Fund also is authorized to borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary or emergency purposes (such as clearance of portfolio transactions, the payment of dividends and Share redemptions). The Fund may pledge up to 33 1/3% of the Fund's total assets to secure borrowings. If the Fund's asset coverage for borrowings falls below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund will use borrowing only when the Adviser believes it will benefit the Fund after taking related risks into consideration. The Adviser presently does not intend to borrow on behalf of the Fund more than 5% of the Fund's net assets.

  Illiquid Securities: The Fund may hold up to 5% of the value of its total assets in illiquid securities, including securities which cannot be readily resold to the public because of legal or contractual restrictions, non-negotiable deposits with banks, repurchase agreements which have a maturity of longer than seven days and securities that are not readily marketable. Illiquid securities do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid by the Fund's Board of Directors based upon the trading markets for such securities.

  Fixed Income and Convertible Securities and Warrants: The Fund may invest in investment grade debt or preferred equity securities, including securities convertible into or exchangeable for equity securities, and warrants. Convertible securities typically are corporate bonds or preferred stocks that may be converted at a specified time and price into shares of common stock. Convertible securities usually provide a fixed income stream and afford the investor the opportunity to participate in the capital appreciation upon a market price advance in the convertible security's underlying common stock. Warrants are options to buy a stated number of shares of common stock at a specified price during the life of the warrants.

FUNDAMENTAL INVESTMENT POLICIES

  The Fund has adopted certain fundamental policies which cannot be changed without approval by holders of a majority of its outstanding Shares. As defined in the Act, this means the lesser of (a) 67% or more of the Shares of the Fund at a meeting where more than 50% of the outstanding Shares is present in person or by proxy or (b) more than 50% of the outstanding Shares. See "Investment Objective, Policies and Restrictions--Fundamental Investment Policies" in the Statement of Additional Information.

                                  MANAGEMENT

THE BOARD OF DIRECTORS

  The ultimate responsibility for the management and operation of the Fund is vested in its Board of Directors, a majority of whom are not "interested persons" (as defined in the Act) of the Fund or the Adviser (the "Independent Directors").

THE INVESTMENT ADVISER

  The Fund's investments are managed by the Adviser, a Delaware corporation incorporated in 1998, pursuant to an agreement between the Adviser and the Fund (the "Investment Advisory Services Agreement"). The Adviser is registered under the Investment Advisers Act of 1940 as an investment adviser. The Adviser and its predecessor have been providing investment advisory services to individuals, trusts and pension funds since 1973. Its business office is located at 527 Madison Avenue, 21st Floor, New York, New York 10022-4212, its telephone number is (212) 750-8585 and its facsimile number is (212) 980-8039. The Adviser is a wholly owned subsidiary of W.P. Stewart & Co., Ltd., a Bermuda corporation ("W.P. Stewart-Bermuda"). William P. Stewart may be deemed to be a controlling person of W.P. Stewart-Bermuda.

  Pursuant to the Investment Advisory Services Agreement, the Adviser is responsible for the management of the Fund's business affairs, including providing investment research and analysis of investment opportunities and the management of the Fund's trading and investment transactions, subject to the investment policies and restrictions described in this Prospectus and the supervision of the Board of Directors.

  The portfolio manager of the Fund is Marilyn G. Breslow, President of the Fund and President and a Director of the Adviser. Ms. Breslow has served as a portfolio manager of the Fund since July 1997 and of other accounts managed by the Adviser since 1990. Ms. Breslow and the other portfolio managers of the Adviser are members of an investment research group which selects the group of securities in which each account, including the Fund, may invest. Ms. Breslow, who is primarily responsible for the day-to-day management of the Fund's portfolio, selects securities from this group for investment by the Fund. Although each account managed by the Adviser has individual objectives and a unique portfolio, the Fund's investments generally are similar to investments made by the Adviser's managed accounts.

  The Investment Advisory Services Agreement provides that the Adviser will receive advisory fees, payable quarterly in advance, at an annual rate equal to 1.5% of the net asset value of the Fund as determined on the last day of the preceding calendar quarter (after giving effect to subscriptions and redemptions effective on such date). The Adviser has agreed to waive fees and/or reimburse expenses of the Fund so that total Fund operating expenses do not exceed 2.5% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1.5% of the average annual net assets of the Fund in excess of $100 million. Fee waivers and reimbursement of expenses will increase the Fund's total return. Such voluntary fee waivers and/or expense reimbursement are not required by the Investment Advisory Services Agreement and may be discontinued at any time. See "Fee Table" and "Fund Performance."

  As required by the Act, the original Investment Advisory Services Agreement (the "Original Advisory Agreement") between the Fund and the Adviser provides that it will continue in effect after its initial two-year term (January 11, 1994 through January 11, 1996) only so long as its continuance has been specifically approved at least annually in the manner required by the Act. Each of the Directors of the Fund recalls having considered, and approved, the continuation of the Original Advisory Agreement for an additional one-year period at a meeting of the Board of Directors held in early 1996. Further, the minutes of the Board of Directors' February 20, 1997 meeting reflect that the Board considered and approved the further continuation of the Original Advisory Agreement at that time. Thus, the Directors of the Fund believe that the Original Advisory Agreement was continued on an annual basis. However, there is some uncertainty concerning this matter, because the Fund's written records of its Board's meetings from 1996 are missing or otherwise deficient. This is significant because if the Original Advisory Agreement was not effectively continued by the Board in 1996, then it would have lapsed as a technical matter and could not have been revived by the 1997 Board action (because approval of a new advisory agreement, as opposed to continuation of the Original Advisory Agreement, would have required shareholder action, as well as Board action). In addition, it appears that the 1997 approval may not have complied in all respects with the Act's technical requirements, as one of the Independent Directors attended the meeting by telephone conference.

  Under the Act, if the Original Advisory Agreement lapsed, the Fund would not now have a valid investment advisory contract with the Adviser and some part of the fees paid to the Adviser since the occurrence of the lapse might be recoverable by the Fund. In addition, in reviewing the issues relating to approval of the Original Advisory Agreement, the Adviser found that from February 28, 1994 (commencement of investment operations) through June 30, 1998, advisory fees were calculated quarterly in arrears rather than quarterly in advance as provided for in the Original Advisory Agreement. As the Fund's assets tended to rise over the period, this resulted in an overpayment of fees to the Adviser. This overpayment did not actually commence until 1997 however, because before that time the Adviser waived its fees and/or reimbursed expenses under a voluntary expense cap. The amount of the overpayment has been repaid in full to the Fund by the Adviser. Neither the overpayment nor the repayment had a material effect on the Fund's net asset value per share. In view of the foregoing and certain other deficiencies in the Fund's records and operations, the Fund and the Adviser have reviewed all of the Fund's procedures and taken steps designed to ensure that the Fund's operations comply with the provisions of all governing agreements and applicable laws, including the Act.

  Because of the importance of removing any doubt about the status of the advisory agreement between the Adviser and the Fund, the Fund's Directors have approved a new investment advisory services agreement (the "New Advisory Agreement"), having substantially identical terms as the Original Advisory Agreement. The only material difference between the two agreements is that under the New Advisory Agreement, the fee will be calculated based on the Fund's average daily net assets and paid in arrears. As stated above, the Original Advisory Agreement provides that the fee is paid quarterly, in advance, based on the net asset value of the Fund as of the last day of the preceding quarter (after giving effect to subscriptions and redemptions on that date). This change will ensure that the Fund's fee payments more closely track the Funds's actual size, and that the fee will be charged against those shares actually receiving services during the period for which the fee is paid. The Board has also ratified the payment of advisory fees by the Fund to the Adviser for the period from January 12, 1996 through the date of approval of the New Advisory Agreement by the Fund's shareholders. Approval of the New Advisory Agreement and ratification of the interim fees will be considered by Fund shareholders of record on August 31, 1998 at a meeting to be held on October 28, 1998.

  Potential Conflicts of Interest: The Investment Advisory Services Agreement requires that the Adviser act in a manner that it considers fair, reasonable and equitable in allocating investment opportunities to the Fund, but does not otherwise impose any specific obligations or requirements concerning the allocation of time, effort or investment opportunities to the Fund or any restrictions on the nature or timing of investments for the account of the Fund and for the Adviser's own account or for other accounts which the Adviser may manage. The Adviser is not obligated to devote any specific amount of time to the affairs of the Fund and is not required to accord exclusivity or priority to the Fund in the event of limited investment opportunities.

  When the Adviser determines that it would be appropriate for the Fund and one or more of its other investment accounts to participate in an investment opportunity, the Adviser will seek to execute orders for all of the participating investment accounts, including the Fund, on an equitable basis.
 If the Adviser has determined to invest at the same time for more than one of the investment accounts, the Adviser may place combined orders for all such accounts simultaneously and if all such orders are not filled at the same price, it may average the prices paid. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, the Adviser may allocate the investments among the different accounts on a basis that it considers equitable. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser for other investment accounts.

  The Adviser selects the brokers to be used for the Fund's transactions, and the Adviser's affiliate is permitted to act as broker for the Fund. See "Brokerage Arrangements" below. By reason of the brokerage fees the Adviser's affiliate would earn by acting as broker to the Fund, the Adviser will have an incentive to select its affiliate as broker for the Fund.

  Brokerage Arrangements: The Adviser is responsible for selecting the broker or dealer to effect portfolio transactions of the Fund. Brokerage transactions normally will be effected through the Adviser's affiliate, W.P. Stewart Securities Limited. Portfolio securities transactions generally will be effected through brokers on securities exchanges or directly with the issuer or an underwriter or market maker for the securities. Brokerage transactions not executed by the Adviser's affiliate will be executed by other brokers and dealers selected by the Adviser. Purchases and sales of portfolio securities through brokers involve a commission to the broker. Purchases and sales of portfolio securities with dealers serving as market makers include the difference between the bid and the asked prices. In placing portfolio transactions, the Adviser will seek to obtain the best execution for the Fund, taking into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution, operational facilities of the firm involved and the firm's risk in positioning a block of securities.

  As broker, the Adviser's affiliate will charge the Fund commissions not exceeding the rates charged to institutional customers for similar trades at the time of execution.

THE CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

  The Fund's securities and other assets will normally be held in the custody of State Street Bank and Trust Company ("State Street"), which has its principal place of business at 1776 Heritage Drive, North Quincy, Massachusetts 02171. Some of the Fund's securities and other assets may also be held in the custody of other qualified financial institutions. State Street will also act as the Fund's shareholder servicing agent and provide certain administrative services. These services include acting as transfer agent for the Fund's Shares, communicating with the Fund's shareholders and maintaining certain of the Fund's books and records.

  State Street will receive approximate minimum annual fees as follows:

                      --For custodian services: $36,000
                      --For shareholder servicing agent: $30,000 and --For administrator: $65,000.

                               FEES AND EXPENSES

  The Fund bears all costs and expenses directly related to investment transactions made and positions held for the Fund's account, including advisory fees, brokerage commissions, custodial fees, interest on borrowings and administrative fees. The Fund also is obligated to pay the fees and expenses of any accountants or attorneys engaged on behalf of the Fund, the costs of holding any meetings of shareholders of the Fund and such other types of expenses as may be approved from time to time by the Board of Directors, other than those required to be borne by the Adviser. If any such expenses are incurred jointly for the Fund's account together with the Adviser's own account or the account of any other persons in addition to the Fund, the Adviser will allocate the total expense among the Fund and such other persons and will determine the portion reimbursable by the Fund in a fair and reasonable manner. Except for such expenses, the Adviser pays all of its own operating and overhead costs and those of the Fund, including costs incurred by the Adviser to provide office space to the Fund or which it may incur in the course of providing bookkeeping and other services to the Fund. From time to time the Adviser may elect to pay fees and expenses on behalf of the Fund, although it is not legally obligated to do so.

                               FUND PERFORMANCE

  The following line graph provides a comparison of the return of a hypothetical investment in the Fund with the return of the S&P 500 for the period indicated.

                     W.P. STEWART & CO. GROWTH FUND, INC.
                COMPARISON OF A HYPOTHETICAL $50,000 INVESTMENT
                  W.P. STEWART & CO GROWTH FUND VS. S&P 500*

[Line Graph shows hypothetical $50,000 investment in each of the S&P 500 and the Fund on February 28, 1994 grew to $113,625 if invested in the S&P 500 and $105,135 and $104,610 if invested in the Fund, before and after redemption fee, respectively, as of December 31, 1997.]



                           Total Investment Return*
                     February 28, 1994 - December 31, 1997
                      -----------------------------------

              W.P. Stewart & Co. Growth
               Fund, Before Payment of
               Redemption Fee             110.27%
              W.P. Stewart & Co. Growth
               Fund, After Payment of
               Redemption Fee             109.22%
              S&P 500                     127.25%

               * Total investment return is calculated
               assuming reinvestment of all dividends and distributions at net asset value during the period. A redemption fee equal to 0.5% of the gross redemption proceeds will be charged by the Fund. See "Redemptions & Distributions". S&P 500 return assumes no transaction costs.

  The following table provides the returns for the Fund as compared with the returns of the S&P 500 for the periods indicated.

                                              FUND              FUND
                              FUND      CUMULATIVE RETURN CUMULATIVE RETURN
                         AVERAGE ANNUAL AFTER PAYMENT OF   BEFORE PAYMENT    S&P
                          TOTAL RETURN   REDEMPTION FEE   OF REDEMPTION FEE  500
                         -------------- ----------------- ----------------- ------
January 1, 1997 through
 December 31, 1997......     24.07%           24.07%            24.69%       33.36%
February 28, 1994
 (commencement of
 investment operations)
 through December 31,
 1997...................     21.19%          109.22%           110.27%      127.25%

  "Average annual total return" is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over a specified time period. Average annual total return takes into account deduction of the 0.5% redemption fee. "Cumulative Return After Payment of Redemption Fee" shows how much an investment in the Fund has changed in value over a specified time period assuming that all distributions and dividends were reinvested in additional shares and takes into account deduction of the 0.5% redemption fee. "Cumulative Return Before Payment of Redemption Fee" shows how much an investment in the Fund has changed in value over a specified time period assuming that all distributions and dividends were reinvested in additional shares, but does not take into account deduction of the 0.5% redemption fee. Past performance is not predictive of future performance.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

  Management's Discussion of the Fund's performance during the fiscal year ended December 31, 1997 is incorporated into this Prospectus from the Fund's Annual Report to Shareholders, for the period ended December 31, 1997. Additional copies of the Fund's Annual Report to Shareholders can be obtained free of charge upon request in writing or by telephoning the Fund. Contact information for the Fund is on page 18 of this Prospectus.

                          NET ASSET VALUE CALCULATION

  The net asset value per Share is determined by or at the direction of the Board of Directors as of the close of business on the New York Stock Exchange (generally 4:00 p.m. New York City time) of each Business Day. The net asset value is computed by dividing the sum of the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of Shares outstanding at such time, rounded to the nearest cent.

  In general, the Fund values its portfolio holdings as of their last available public sale price on a Business Day in the case of securities listed on any established securities exchange or included in NASDAQ or any comparable foreign over-the-counter quotation system providing last sale data, or if no sales of such securities are reported on such date, and in the case of over-the-counter securities not described above in this paragraph, at the last reported bid price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund.

                              PURCHASE OF SHARES

  You may purchase Shares each Business Day. The minimum initial investment in the Fund is $50,000, although the Fund may in its discretion accept subscriptions for a lesser amount. You may subscribe for Shares by completing and returning the attached Subscription Application and by following the instructions set forth in the Subscription Application. The Fund can reject any subscription. All accepted subscriptions from new investors will be made at the net asset value of the Fund's Shares next computed following receipt of payment, the Subscriber Information Form and the Subscription Agreement (the "Subscription Documents"). Your payment cannot be accepted until the Subscription Documents have been received. If you are already a Fund shareholder, you need not submit Subscription Documents when purchasing additional Shares.

  The Shares are offered directly by the Fund, and no selling commissions or other fees are payable by the Fund out of the proceeds from the sale of Shares.

  The Fund generally does not issue certificates for Shares. The Fund instead credits your account with the number of Shares purchased. You should check promptly the confirmation advice that is mailed after each purchase (or redemption) in order to ensure that the purchase (or redemption) of Shares reported has been recorded accurately in your account. Statements of account will be mailed monthly, showing transactions during the month.

                         REDEMPTIONS AND DISTRIBUTIONS

REDEMPTIONS

  You may redeem Shares on each Business Day. You will be charged a redemption fee equal to 0.5% of the gross redemption proceeds, representing an allowance for actual transaction costs and other expenses of processing the redemption. If certificates have been issued for the Shares being redeemed, your redemption request must be accompanied by such certificates endorsed for transfer (or accompanied by an endorsed stock power). The Fund can refuse any requests for redemption by telephone or facsimile if it thinks any such request may not be properly authorized. The Fund will not honor redemption requests that are not in proper form.

  The redemption price will be the net asset value of the Shares next computed following receipt of the redemption request in proper form by the Fund, less a 0.5% redemption fee. The settlement of redemptions, including any possible delays, is described below.

  The Fund reserves the right to require the redemption of your remaining Shares if the net asset value of such Shares is reduced to less than $10,000 due to redemptions made by you. Should the Fund elect to exercise such right, you will receive prior written notice and you will be permitted at least 10 calendar days to purchase additional Shares to increase your investment to at least the minimum to avoid automatic redemption at the net asset value as of the close of business on the proposed redemption date.

  You will receive payment of the redemption price within seven days after receipt of the redemption request in good order, but the Fund may suspend the right of redemption or postpone payment during any period when (a) trading on the New York Stock Exchange is restricted or such exchange is closed, other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, within the meaning of the Act, exists, making sale of portfolio securities or determination of the value of the Fund's net assets not reasonably practicable.

  You will receive notice of any suspension if you have submitted a redemption request and you have not received your redemption payment. If you do not withdraw your redemption request after notification of a suspension, the redemption will be made as of the day on which the suspension is lifted, on the basis of the net asset valuation on that day.

DIVIDENDS AND DISTRIBUTIONS

  The Fund intends to pay annually a dividend representing its entire net investment income and to distribute all its realized net capital gains. Dividends and/or any capital gain distributions paid by the Fund on its Shares will be reinvested automatically in whole or fractional Shares of the Fund at net asset value as of the payment date unless you make a written request to the Fund for payment in cash at least five days in advance of the payment date.

  Checks issued upon your request for payment of dividends and capital gain distributions in cash will be forwarded to you by first class mail. Uncashed checks will not earn interest.

                                   TAXATION

  The Fund has elected to qualify and intends to remain qualified for the special tax treatment relating to regulated investment companies under the Code. If it qualifies, the Fund will pay no United States federal income tax on net income and net capital gains distributed to shareholders of the Fund, provided that the Fund timely distributes at least 90% of its taxable net investment income each year. The Fund also intends to take all actions necessary to avoid the imposition of any excise taxes on the Fund.

  For federal income tax purposes, distributions from net ordinary income or net short-term capital gains will be treated by you as ordinary income and distributions from net capital gains from the sale of assets held by the Fund for more than 12 months ("net capital gains") will be treated by you as long-term capital gains, regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund and regardless of how long you have held shares of the Fund. The maximum long-term capital gains rate for individuals is 20%. The maximum long-term capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income, which currently is 35%. To the extent that the Fund's income is derived from certain dividends received from domestic corporations, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction. The Fund will inform you each year of the amount and nature of any income or gain distributed to you. Your tax liabilities for such distributions will depend on your particular tax situation.

  Distributions of net ordinary income or net short-term capital gains received by a non-resident alien individual or foreign corporation which is not engaged in a trade or business in the United States generally will be subject to federal withholding tax at the rate of 30%, unless such rate is reduced by an applicable income tax treaty to which the United States is a party. However, gains from the sale by such shareholders of Shares of the Fund and distributions to such shareholders from net capital gains generally will not be subject to federal withholding tax.

  Any gain or loss realized upon a sale or redemption of Shares by a shareholder who is not a dealer in securities generally will be treated as capital gain or loss and will be long-term capital gain or loss if such shares have been held for more than 12 months. Any such long-term capital gain derived by an individual will be subject to tax at the maximum rate of 20%. Any such loss will be treated as a long-term capital loss if the Shares have been held for more than one year and otherwise as a short-term capital loss. Any such loss, however, with respect to Shares that are held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder.

  The foregoing is a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not a complete analysis of all relevant tax considerations, nor is it a complete listing of all potential tax risks involved in purchasing or holding Shares. You are urged to consult your own tax advisor regarding specific questions of federal, state, local or foreign tax considerations.

                            ADDITIONAL INFORMATION

ACCOUNTANTS AND LEGAL COUNSEL

  The Fund has designated Lopez Edwards Frank & Co., LLP of New York City as the independent auditors of the Fund.

  Swidler Berlin Shereff Friedman, LLP of New York City is legal counsel to the Adviser and the Fund in connection with the operation of the Fund, including the preparation of this Prospectus and the Statement of Additional Information and amendments thereto.

REPORTS TO SHAREHOLDERS

  The fiscal year of the Fund ends on December 31. The Fund will furnish to its shareholders as soon as practicable after the end of each taxable year such information as is necessary for such shareholders to complete federal income tax or information returns, along with any other tax information required by law. The Fund will furnish to its shareholders annual and semi-annual reports containing financial statements examined by the Fund's independent auditors. You may request additional copies of such reports by calling or writing the Fund at the phone number or address listed below under "Inquiries."

CAPITAL STOCK

  The authorized capital stock of the Fund consists of 100,000,000 Shares, all of one class and of $0.001 par value per Share, and all having equal voting, redemption, dividend and liquidation rights. Shares are fully paid and non-assessable when issued and are redeemable and subject to redemption under certain conditions described in this Prospectus. Shares have no preemptive, conversion or cumulative voting rights.

  Pursuant to the By-Laws of the Fund adopted under the provisions of the laws of Maryland, the Fund's jurisdiction of incorporation, the Fund will not generally hold annual meetings of Fund shareholders. Shareholder meetings, however, will be held when required by the Act or Maryland laws, or when called by the Board of Directors, the President or shareholders owning at least 10% of outstanding Shares. The Fund is obligated to bear the cost of any such notice and meeting.

INQUIRIES

  Inquiries concerning the Fund and its Shares (including information concerning subscription and redemption procedures) should be directed to:

                             W.P. Stewart & Co., Inc.
                             527 Madison Avenue
                             New York, New York 10022
                             Telephone: 212-750-8585
                             Facsimile: 212-308-0626

                                   * * * * *

  This Prospectus is not a complete description of the Fund's Statement of Additional Information and Registration Statement on Form N-1A, copies of which are available from the Fund upon your request. You are encouraged to consult appropriate legal and tax counsel.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

SUBSCRIPTION APPLICATION

                     W.P. STEWART & CO. GROWTH FUND, INC.

                           Subscription Instructions

BASIC SUBSCRIPTION DOCUMENTS

  You may subscribe for shares of the common stock, par value $0.001 per share ("Shares"), of W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") only by completing, signing and delivering the following basic subscription documents:

    (a) Subscriber Information Form: Complete all requested information, date and sign.

    (b) Subscription Agreement: Date and sign two copies on page S-8. The Subscription Agreement may be completed by a duly authorized officer or agent on behalf of a Subscriber.

    (c) Evidence of Authorization: Subscribers which are corporations should submit certified corporate resolutions authorizing the subscription and identifying the corporate officer(s) empowered to sign the basic subscription documents. Partnerships should submit an extract of the partnership agreement identifying the general partners. Trusts should submit a copy of the trust agreement or relevant portions thereof showing appointment and authority of trustee(s). Employee benefit plans (including Individual Retirement Accounts) should submit a certificate of the trustee or an appropriate officer certifying that the subscription has been authorized and identifying the individual empowered to sign the basic subscription documents. (Entities may be requested to furnish other or additional documentation evidencing the authority to invest in the Fund.)

DELIVERY INSTRUCTIONS

  Basic subscription documents should be delivered or mailed to the Fund at the following address:

    W.P. Stewart & Co., Inc.
    527 Madison Avenue
    New York, New York 10022

  All basic subscription documents will be returned to the Subscriber if this subscription is not accepted.

SUBSCRIPTION PAYMENTS

  Payments for the amount subscribed (not less than $50,000 unless otherwise agreed in advance by the Fund) must be made by wire transfer as follows:

           Receiving Bank    State Street Bank and Trust Company
             Information:    1776 Heritage Drive
                             North Quincy, Massachusetts 02171
                 ABA No.:    011000028

          For Account of:    BNF=AC-65590622
                             Mutual Funds F/B/O W.P. Stewart

       For Subaccount of:    OBI=Growth Fund
                             Shareholder Name/Account Number


ACCEPTANCE OF SUBSCRIPTIONS

  The acceptance of subscriptions is within the absolute discretion of the Fund, which may require additional information prior to making a determination. The Fund will seek to notify the Subscriber of its acceptance or rejection of the subscription prior to the date of the proposed investment. If the subscription is rejected, the Fund will promptly refund (without interest) to the Subscriber any subscription payments received by the Fund.

ADDITIONAL INFORMATION

  For additional information concerning subscriptions, prospective investors should contact W.P. Stewart & Co., Inc. at 212-750-8585.

                     W.P. STEWART & CO. GROWTH FUND, INC.

                          Subscriber Information Form

  Each Subscriber for shares of the common stock, par value $0.001 per share ("Shares"), of W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") is requested to furnish the following information (please print or type):

1.IDENTITY OF SUBSCRIBER

 Name: _______________________________________________________________________

 *Mailing
 Address: ____________________________________________________________________

          (   )
 Telephone: __________________________________________________________________

          (   )
 Telecopier: _________________________________________________________________

* Please indicate above the address to which Fund communications and notices should be sent. If the Subscriber is a natural person, please also furnish below the Subscriber's residential address if different from the address indicated above:

 Residential
 Address: ____________________________________________________________________
     ______________________________________________________________________
     ______________________________________________________________________

2.AMOUNT OF SUBSCRIPTION

 $

3.REMITTING BANK OR FINANCIAL INSTITUTION

   All subscriptions are payable in full by wire transfer to the account of the Fund for value on or before the business day prior to the proposed date of subscription. Please identify the bank or other financial institution from which the Subscriber's funds will be wired.

 Name of financial
 institution: ________________________________________________________________

 Address: ____________________________________________________________________
     ______________________________________________________________________

 Account
 Representative: _____________________________________________________________

          (   )
 Telephone: __________________________________________________________________

4.SUPPLEMENTAL DATA FOR ENTITIES

   If the Subscriber is not a natural person, furnish the following supplemental data (natural persons may skip to Question 5):

 (a) Legal form of entity: ___________________________________________________

 (b) Jurisdiction of organization: ___________________________________________

5. TAX INFORMATION
-------------------------------------------------------------------------------
                        PART 1-PLEASE PROVIDE YOUR TIN   Social Security
                        IN THE BOX AT RIGHT AND CER-     Number OR Employer
                        TIFY BY SIGNING AND DATING BE-   Identification
                        LOW.                             Number

      SUBSTITUTE

       Form W-9


   Department of the
   Treasury Internal
    Revenue Service

                       --------------------------------------------------------
                        PART 2-CERTIFICATES--Under penalties of perjury, I certify that:

  Payer's Request for   (1) The number shown on this form is my correct Tax-
       Taxpayer         payer Identification Number (or I am waiting for a
Identification ("TIN")  number to be issued for me) and
                        (2) I am not subject to backup withholding either be-cause: (a) I am exempt from backup withholding, or
                        (b) I have not been notified by the Internal Revenue
                        Service (the "IRS") that I am subject to backup with-holding as a result of a failure to report all inter-est or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                        CERTIFICATION INSTRUCTIONS--You must cross out item
                        (2) above if you have been notified by the IRS that you are currently subject to backup withholding be-cause of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

                       --------------------------------------------------------
                        SIGNATURE ......................      PART-3

                        DATE ...........................      Awaiting
                                                              TIN  [_]
-------------------------------------------------------------------------------

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
       WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
                              SUBSTITUTE FORM W-9.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within 60 days.

 Signature  _________________________________________ Date  __________________

Dated: ________________________, 199      _____________________________________
                                          Signature

                                          _____________________________________
                                          Name and title or
                                          representative capacity,
                                          if applicable

                     W.P. STEWART & CO. GROWTH FUND, INC.

                            Subscription Agreement

W.P. Stewart & Co. Growth Fund, Inc.
c/o W.P. Stewart & Co., Inc.
527 Madison Avenue
New York, New York 10022-4212

Gentlemen:

  The undersigned (the "Subscriber") hereby acknowledges having received the current prospectus (the "Prospectus") dated October 7, 1998 and annual report as of December 31, 1997 of W.P. Stewart & Co. Growth Fund, Inc., a corporation organized under the laws of the State of Maryland (the "Fund").

 Subscription Commitment

  The Subscriber hereby subscribes for as many shares of the common stock of the Fund, par value $0.001 (the "Shares"), as may be purchased including fractional shares at the net asset value per Share (as set forth in the Prospectus) next computed after receipt prior to the close of business at the New York Stock Exchange (normally 4:00 PM) of this Subscription Agreement and payment from the Subscriber for the amount set forth in the accompanying Subscriber Information Form completed and signed by the Subscriber (which shall be considered an integral part of this Subscription Agreement). This Subscription Agreement and the Subscriber Information From need be submitted only by new investors.

  The Subscriber understands that this subscription is not binding on the Fund until accepted by the Fund, and may be rejected by the Fund in its absolute discretion. If so rejected, the Fund shall return to the Subscriber, without interest or deduction, any payment tendered by the Subscriber, and the Fund and the Subscriber shall have no further obligation to each other hereunder. Unless and until rejected by the Fund this subscription shall be irrevocable by the Subscriber.

 Representations, Warranties and Covenants

  To induce the Fund to accept this subscription, the Subscriber hereby makes the following representations, warranties and covenants to the Fund:

    (a) The information set forth in the accompanying Subscriber Information Form is accurate and complete as of the date hereof, and the Subscriber will promptly notify the Fund of any change in such information. The Subscriber consents to the disclosure of any such information, and any other information furnished to the Fund, to any governmental authority, self-regulatory organization or, to the extent required by law, to any other person.

    (b) In deciding whether to invest in the Fund, the Subscriber has not relied or acted on the basis of any representations or other information purported to be given on behalf of the Fund or the investment adviser of the Fund except as set forth in the Prospectus, the Fund's Statement of Additional Information or the Fund's Registration Statement on Form N-1A (it being understood that no person has been authorized by the Fund or the Fund's investment adviser to furnish any such representations or other information).

    (c) The Subscriber has the authority and legal capacity to execute, deliver and perform this Subscription Agreement and to purchase and hold Shares.

    (d) If the Subscriber is, or is acting on behalf of, an employee benefit plan (a "Plan") which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"): (i) the Plan, and any fiduciaries responsible for the Plan's investments, are aware of and understand the Fund's investment objective, policies and methods and the decision to invest the Plan's assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan including the diversification requirements of Section 404(a)(1)(c)(3) of ERISA; (ii) the decision to invest the Plan's assets in the Fund is a prudent one and is consistent with the responsibilities imposed upon the Plan's fiduciaries with regard to their investment decisions under ERISA;
  (iii) the fiduciary or other person signing this Subscription Agreement is independent of the Fund and the investment adviser of the Fund; and (iv) this subscription and the investment contemplated hereby are in accordance with all requirements applicable to the Plan under its governing instruments and under ERISA.

 Indemnification

  The Subscriber agrees that the subscription made hereby may be accepted in reliance on the representations, warranties, agreements, covenants and confirmations set out above. The Subscriber agrees to indemnify and hold harmless the Fund and the Fund's investment adviser (including for this purpose their respective shareholders, members, directors, managers, officers and employees, and each person who controls any of them within the meaning of
Section 20 of the Securities Exchange Act of 1934, as amended) from and against any and all loss, damage, liability or expense, including reasonable costs and attorneys' fees and disbursements, which the Fund, such adviser or such persons may incur by reason of, or in connection with, any representation or warranty made herein (or in the accompanying Subscriber Information Form) not having been true when made, any misrepresentation made by the Subscriber or any failure by the Subscriber to fulfill any of the covenants or agreements set forth herein, in the Subscriber Information Form or in any other document provided by the Subscriber to the Fund.

 Miscellaneous

  (a) The Subscriber agrees that neither this Subscription Agreement, nor any of the Subscriber's rights or interest herein or hereunder, is transferable or assignable by the Subscriber, and further agrees that the transfer or assignment of any Shares acquired pursuant hereto shall be made only in accordance with the provisions hereof and all applicable laws.

  (b) The Subscriber agrees that, except as permitted by applicable law, it may not cancel, terminate or revoke this Subscription Agreement or any agreement of the Subscriber made hereunder, and that this Subscription Agreement shall survive the death or legal disability of the Subscriber and shall be binding upon the Subscriber's heirs, executors, administrators, successors and assigns.

  (c) All of the representations, warranties, covenants, agreements and confirmations set out above and in the Subscriber Information Form shall survive the acceptance of the subscription made herein and the issuance of any Shares.

  (d) This Subscription Agreement together with the Subscriber Information Form constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties.

  (e) Within ten days after receipt of a written request therefor from the Fund, the Subscriber agrees to provide such information and to execute and deliver such documents as the Fund may deem reasonably necessary to comply with any and all laws and ordinances to which the Fund is or may be subject.

 Notices

  Any notice required or permitted to be given to the Subscriber in relation to the Fund shall be sent to the address specified in Item 1 of the Subscriber Information Form accompanying this Subscription Agreement or to such other address as the Subscriber designates by written notice received by the Fund.

 Governing Law

  This Subscription Agreement shall be governed by the laws of the State of New York without regard to the conflicts of law provisions thereof.

Dated: ________________________, 199      Very truly yours,


                                          _____________________________________
                                          Name of Subscriber


                                          _____________________________________
                                          Signature


                                          _____________________________________
                                          Name and title or representative
                                          capacity,
                                          if applicable

                                 *  *  *  *  *

  The foregoing is hereby accepted, subject to the conditions set forth herein.

Dated: ________________________, 199      W.P. Stewart & Co. Growth Fund, Inc.


                                          By: _________________________________

STATEMENT OF ADDITIONAL INFORMATION

                                --------------

                      W.P. STEWART & CO. GROWTH FUND, INC.

                                --------------

                               Investment Adviser

                            W.P. STEWART & CO., INC.
                               527 MADISON AVENUE
                            NEW YORK, NEW YORK 10022

                                --------------

  This Statement of Additional Information provides information about W.P. Stewart & Co. Growth Fund, Inc., a non-diversified mutual fund, in addition to the information contained in the Prospectus of the Fund dated October 7, 1998. Please retain this document for future reference.

  This Statement of Additional Information is not a prospectus. It relates to and should be read in conjunction with the Prospectus of the Fund. You may obtain a copy of the Prospectus by writing or calling the Fund. Contact information is located on page 14.

                                --------------

                                October 7, 1998

                               TABLE OF CONTENTS

                                                STATEMENT OF  CROSS-REFERENCED
                                                 ADDITIONAL  TO CAPTIONS IN THE
                                                INFORMATION      PROSPECTUS
                                                    PAGE            PAGE
                                                ------------ ------------------
ORGANIZATION OF THE FUND.......................       3               8
INVESTMENT OBJECTIVE, POLICIES AND
 RESTRICTIONS..................................       3               8
  Investment Objective and Methods.............       3               8
  Portfolio Turnover...........................       4              --
  Fundamental Investment Policies..............       5              10
  Non-Fundamental Investment Policies..........       6              --
MANAGEMENT OF THE FUND.........................       6              11
INVESTMENT ADVISORY AND OTHER SERVICES.........       7              11
  Potential Conflicts of Interest..............       8              12
  Duty of Care.................................       8              --
BROKERAGE ALLOCATION...........................       8              13
CUSTODIAN, ADMINISTRATOR AND SHAREHOLDER
 SERVICING AGENT...............................      10              13
INDEPENDENT AUDITORS...........................      10              19
DISTRIBUTION OF THE FUND'S SHARES..............      10              --
COMPUTATION OF NET ASSET VALUE.................      10              16
PURCHASE OF SHARES.............................      11              16
REDEMPTIONS....................................      11              17
TAX STATUS.....................................      11              18
ERISA CONSIDERATIONS...........................      13              --
FINANCIAL STATEMENTS...........................      13              --
CONTACT INFORMATION............................      14              19

                           ORGANIZATION OF THE FUND

  W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") is a corporation which was organized under Maryland law on September 23, 1993. Technically the Fund is a registered open-end, non-diversified, management investment company (commonly known as a mutual fund). The Fund commenced operations on February 28, 1994. W.P. Stewart & Co., Inc., a registered investment adviser (the "Adviser"), is the Fund's investment adviser. You may purchase shares of the Fund, par value $0.001 per share ("Shares"), in the manner described in the Fund's prospectus dated October 7, 1998 (the "Prospectus").

  Pursuant to the laws of Maryland, the Fund's jurisdiction of incorporation, the Board of Directors of the Fund has adopted By-Laws of the Fund that do not require annual meetings of Fund shareholders. The absence of a requirement that the Fund hold annual meetings of the Fund's shareholders reduces Fund expenses. Meetings of shareholders will be held when required by the Investment Company Act of 1940, as amended (the "Act") or Maryland law or when called by the Chairman of the Board of Directors, the President or shareholders owning 10% of outstanding Fund Shares.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE AND METHODS

  The Fund's principal investment objective is to earn capital gains for shareholders. The Fund seeks to achieve its principal investment objective by investing primarily in common stocks listed on the New York Stock Exchange, Inc. (the "New York Stock Exchange"). There can be no assurance that the Fund will achieve its principal investment objective. See "Investment Objective, Methods and Policies" in the Prospectus.

  The Fund may invest in the following:

  Money Market Instruments. For temporary defensive purposes or in order to earn a return on available cash balances pending investment or reinvestment, the Fund may invest its assets in interest-bearing accounts maintained with financial institutions, in short-term debt securities of United States companies or in debt securities of the United States government or its agencies or instrumentalities, as well as in other money market instruments. Such money market instruments include, but are not limited to, negotiable or non-negotiable short-term deposits with United States banks, high quality commercial paper and repurchase agreements maturing within seven days with domestic dealers, banks and other financial institutions deemed to be creditworthy by the Adviser. Short-term debt securities and commercial paper generally are of high quality.

  Repurchase Agreements. A repurchase agreement customarily requires the seller to agree to repurchase the securities from the Fund at a mutually agreed time and price. The total amount received by the Fund on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon market rate of interest for the period of time to the settlement (repurchase) date. The underlying securities are ordinarily United States government securities, but may consist of other securities in which the Fund is permitted to invest. Repurchase agreements will be fully collateralized at all times. However, if the proceeds from any sale upon default in the obligation to repurchase is less than the repurchase price, the Fund would suffer a loss. In the event of a default, the Fund might incur costs and encounter delays in liquidating collateral.

  Foreign Investments. The Fund may invest in stocks issued by non-U.S. companies. Such investments may be made through the purchase of American Depositary Receipts ("ADRs") or directly in such foreign securities.

  ADRs represent an investment in shares of non-U.S. companies but are denominated in U.S. dollars and usually are listed on a U.S. stock exchange or traded through NASDAQ. Investments in ADRs involve certain risks that investments directly in U.S. stocks do not. Because the underlying security represented by an ADR is normally denominated in a currency other than the U.S. dollar, the value of the ADR as measured in U.S. dollars will be affected favorably or unfavorably by movements in currency exchange rates. This may occur even though the price of the underlying security in the foreign currency in which the security trades directly does not vary. Dividends will normally be declared in the currency in which the underlying security is denominated. The amount of dividends received by the holder of an ADR as measured in U.S. dollars will be affected favorably or unfavorably by movements in currency exchange rates because the dividend will normally be converted into U.S. dollars before payment. Also, dividends declared on the underlying investment represented by an ADR generally will be subject to foreign withholding taxes.

  Investments directly in the securities of foreign companies present special risks and considerations not typically associated with investing in the United States in U.S. securities and ADRs. In addition to the exchange rate risks and withholding tax issues described above for ADRs, investments directly in foreign securities may be subject to withholding taxes on capital gains. Other risks and considerations can include political and economic instability, different accounting and financial reporting standards, less available public information regarding companies, exchange control and capital flow regulations and different tax treatment. The securities markets on which such foreign securities trade may be less liquid and settlement delays may be experienced, resulting in losses to the Fund and periods when such assets are unavailable to pay redemptions.

  The Fund does not intend to enter into any type of transaction to hedge currency fluctuations.

  Lending Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers and financial institutions when secured by collateral maintained on a daily marked-to-market basis in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may at any time demand the return of the securities loaned. The Fund will continue to receive the income on loaned securities and will, at the same time, earn interest on the loan collateral, a portion of which generally will be rebated to the borrower. Any cash collateral received under these loans will be invested in short-term money market instruments. Where voting or consent rights with respect to the loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the matters involved will have a material effect on the Fund's investment in the securities loaned. The Fund intends to limit its securities lending activities so that no more than 5% of the value of the Fund's total assets will be represented by securities loaned. The Fund does not currently intend to lend securities.

PORTFOLIO TURNOVER

  Although the Fund will not make a practice of short-term trading, purchases and sales of securities will be made whenever appropriate, in the Adviser's view, to achieve the principal objective of the Fund to provide capital gains. The rate of portfolio turnover is calculated by dividing the lesser of the cost of purchases or the proceeds from sales of portfolio securities (excluding short-term United States government obligations and other short-term investments) for the particular fiscal year by the monthly average of the value of the portfolio securities (excluding short-term United States government obligations and short-term investments) owned by the Fund during the particular fiscal year. The Fund's rate of portfolio turnover for the fiscal years ended December 31, 1997, 1996 and 1995 was 79.0%, 76.0% and 75.7%, respectively. The rate of portfolio turnover is not a limiting factor when the Adviser deems portfolio changes appropriate to achieve the Fund's stated objective.

FUNDAMENTAL INVESTMENT POLICIES

  The Fund has adopted certain fundamental investment policies which can be changed only with the approval of shareholders holding a majority of the total number of outstanding Shares. As defined in the Act, this means the lesser of
(a) 67% or more of the Shares of the Fund at a meeting where more than 50% of the outstanding Shares is present in person or by proxy or (b) more than 50% of the outstanding Shares of the Fund.

  The following is a complete list of the Fund's fundamental investment policies:

    (1) The Fund will not make short sales of securities, invest in warrants or put or call options (or combinations thereof) or purchase any securities on margin, except for short-term credits necessary for clearance of portfolio transactions.

    (2) The Fund will not issue senior securities;

    (3) The Fund may borrow money for investment purposes in amounts up to 33 1/3% of its total assets (including the amount borrowed) and the Fund may also borrow up to 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

    (4) The Fund will not underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under Federal securities laws, in connection with the sale of its portfolio securities.

    (5) The Fund will not invest more than 5% of the value of its total assets in securities which cannot be readily resold to the public because of legal or contractual restrictions or because there are no market quotations readily available or in other "illiquid" securities (including non-negotiable deposits with banks and repurchase agreements of a duration of more than seven days). For purposes of this policy, illiquid securities do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid by the Fund's Board of Directors based upon the trading markets for such securities.

    (6) The Fund will not invest more than 5% of the value of its total assets in securities of companies which, including their predecessors, have a record of less than three years' continuous operation.

    (7) The Fund will not invest more than 25% of the value of its total assets in any one industry or group of related industries.

    (8) The Fund will not invest in real estate, real estate limited partnerships or real estate mortgage loans, although the Fund may invest in marketable securities which are secured by real estate and marketable securities of companies which invest or deal in real estate or real estate mortgage loans.

    (9) The Fund will not engage in the purchase or sale of commodities or commodity futures contracts or invest in oil, gas or other mineral exploration or development programs, although the Fund may invest in securities issued by companies that engage in such activities.

    (10) The Fund will not make loans, except that this restriction shall not prohibit (1) the purchase of publicly distributed debt securities in accordance with the Fund's investment objectives and policies, (2) the lending of portfolio securities and (3) entering into repurchase agreements.

  If a percentage restriction is satisfied at the time of investment, a subsequent increase or decrease in the percentage beyond the specified limit resulting from a change in value or net assets will not be considered a violation of the foregoing restrictions. Whenever any investment policy or investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of the acquisition of such security or property.

NON-FUNDAMENTAL INVESTMENT POLICIES

  The Fund does not intend to invest in the securities of other investment companies.

                            MANAGEMENT OF THE FUND

  The following table sets forth the principal occupation or employment of the members of the Board of Directors and principal officers of the Fund.

                             POSITION HELD WITH        PRINCIPAL OCCUPATION
 NAME, AGE AND ADDRESS+           THE FUND          DURING PAST FIVE (5) YEARS
 ----------------------      ------------------     --------------------------
 William P. Stewart, Jr.   Director               Director, Chief Executive
 (60)*....................                        Officer and Chairman of the
                                                  Board of the Adviser. Mr.
                                                  Stewart was the founder of
                                                  the Adviser and continues to
                                                  be a portfolio manager.
 Marilyn G. Breslow (54)*. President              Director and portfolio man-
                                                  ager with the Adviser since
                                                  1990. Ms. Breslow has served
                                                  as portfolio manager of the
                                                  Fund since mid-1997.
 Robert L. Schwartz (64)*. Treasurer, Secretary   Director and Vice Chairman of
                           and                    the Adviser. Mr. Schwartz has
                           Director               been a portfolio manager with
                                                  the Adviser since 1981.
 Antoine Bernheim (45).... Director               Mr. Bernheim is President of
 405 Park Avenue, Suite                           Dome Capital Management, Inc.
 500                                              and President of The U.S.
 New York, New York 10022                         Offshore Funds Directory Inc.
 June Eichbaum (48)....... Director               Ms. Eichbaum has since 1992
 570 Lexington Avenue                             been a principal of Major,
 New York, New York 10022                         Hagan & Africa (New York)
                                                  Inc. (an executive search
                                                  firm).
 William Talcott May (36). Director               Mr. May has since 1988 held
 575 Madison Avenue                               various officerships and di-
 New York, New York 10022                         rectorships in May family
                                                  controlled companies engaged
                                                  in the real estate brokerage
                                                  and residential property man-
                                                  agement business.
 John C. Russell (63)*.... Vice President         Director of the Adviser since
                                                  1996; General Counsel of the
                                                  Adviser 1996-1997; Chief Op-
                                                  erating Officer of the Ad-
                                                  viser since 1997; Partner of
                                                  Kroll & Tract (a law firm)
                                                  from 1994 through 1996; prior
                                                  thereto engaged in practice
                                                  of law in New York.
 Lisa D. Levey (42)*...... Assistant Secretary    General Counsel and Assistant
                                                  Secretary of the Adviser
                                                  since 1997. From 1991 through
                                                  1996, Ms. Levey served as
                                                  General Counsel and Secretary
                                                  of Danielson Holding Corpora-
                                                  tion (a publicly traded fi-
                                                  nancial services holding com-
                                                  pany).

--------
 * An "interested person" of the Fund as defined in the Act.
 + Unless otherwise indicated, the address of each of the members of the Board of Directors and principal officers of the Fund is 527 Madison Avenue, New York, New York 10022.

  The Fund makes no payments to any of its officers and employees for services and the Fund does not pay any retirement benefits. However, each of the Fund's Independent Directors is to be paid by the Fund a fee of $1,250 for each meeting of the Fund's Board of Directors and for each meeting of any committee of the Board of Directors that they attend (other than those attended by telephone conference call). Each Director is reimbursed by the Fund for any expenses he or she may incur by reason of attending such meetings or in connection with services he or she may perform for the Fund. During the fiscal year ended December 31, 1997, the Fund held three in-person meetings of the Board for which aggregate fees of $3,750 are payable to each Disinterested Director.

  As of August 31, 1998, the Directors and officers of the Fund owned in the aggregate 2,412.05 Shares (approximately 1% of the Shares outstanding). As of the same date, no person owned of record or beneficially 5% or more of the Shares outstanding.

                    INVESTMENT ADVISORY AND OTHER SERVICES

  As described in the Fund's Prospectus, the Adviser is the Fund's investment adviser pursuant to an agreement between the Adviser and the Fund (the "Investment Advisory Services Agreement") and, as such, manages the Fund's portfolio. The Adviser is a Delaware corporation which was incorporated in 1998. The Adviser is registered under the Investment Advisers Act of 1940 as an investment adviser. Prior to July 1, 1998, and since inception, the Fund's investment adviser was the predecessor of the Adviser's parent company. The Adviser's business office is located at 527 Madison Avenue, New York, New York 10022-4212, its telephone number is (212) 750-8585 and its facsimile number is
(212) 980-8039. The Adviser is a wholly owned subsidiary of W.P. Stewart & Co., Ltd., a Bermuda corporation ("W.P. Stewart-Bermuda"). William P. Stewart may be deemed to be a controlling person of W.P. Stewart-Bermuda.

  The persons named below are affiliated with the Fund and are also affiliated persons of the Adviser. The capacity in which such persons are affiliated with the Fund and the Adviser is also indicated.

      NAME     OFFICE HELD WITH THE FUND          OFFICE HELD WITH THE ADVISER
      ----     -------------------------          ----------------------------
William    Director                          Director, Chief Executive Officer and
P.                                            Chairman of the Board
Stewart,
Jr. .....
Marilyn
G.
Breslow..  President                         Director and President
John C.
Russell..  Vice President                    Director and Chief Operating Officer
Robert L.
Schwartz.  Secretary, Treasurer and Director Director and Vice Chairman
Lisa D.
Levey....  Assistant Secretary               General Counsel and Assistant Secretary

  Under the Investment Advisory Services Agreement, the Adviser is responsible for the management of the Fund's portfolio and constantly reviews its holdings in the light of its own research analyses and those of other relevant sources. Reports of portfolio transactions are reviewed by the directors of the Fund on a regular basis.

  For the fiscal years ended December 31, 1997, 1996 and 1995, fees payable to the predecessor adviser in accordance with the terms of the Investment Advisory Services Agreement totaled $406,906, $218,540, and $93,986, respectively. After voluntary fee waiver and/or expense reimbursement, the Fund paid the predecessor adviser $406,906, $210,050 and $25,773, respectively.

POTENTIAL CONFLICTS OF INTEREST

  The Adviser manages and expects to continue to manage other investment and trading accounts with objectives similar in whole or in part to those of the Fund, including other collective investment vehicles which may be managed or sponsored by the Adviser and in which the Adviser may have an equity interest.

  The Investment Advisory Services Agreement requires that the Adviser act in a manner that it considers fair, reasonable and equitable in allocating investment opportunities to the Fund, but does not otherwise impose any specific obligations or requirements concerning the allocation of time, effort or investment opportunities to the Fund or any restrictions on the nature or timing of investments for the account of the Fund and for the Adviser's own account or for other accounts which the Adviser may manage. The Adviser is not obligated to devote any specific amount of time to the affairs of the Fund and is not required to give exclusivity or priority to the Fund in the event of limited investment opportunities.

  When the Adviser determines that it would be appropriate for the Fund and one or more of its other investment accounts to participate in an investment opportunity, the Adviser will seek to execute orders for all of the participating investment accounts, including the Fund, on an equitable basis. If the Adviser has determined to invest at the same time for more than one of the investment accounts, the Adviser may place combined orders for all such accounts simultaneously and if all such orders are not filled at the same price, it may average the prices paid. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, the Adviser may allocate the investments among the different accounts on a basis that it considers equitable. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser for other investment accounts.

  The Adviser selects the brokers to be used for the Fund's transactions, and the Adviser's affiliate is permitted to act as broker for the Fund. By reason of the brokerage fees the Adviser's affiliate earn by acting as broker to the Fund, the Adviser has an incentive to select its affiliate as broker for the Fund. See "Brokerage Allocation."

DUTY OF CARE

  The Articles of Incorporation of the Fund provide that no director or officer of the Fund shall have any liability to the Fund or its shareholders for damages in the absence of malfeasance, bad faith, gross negligence or recklessness or as otherwise required by the Maryland General Corporation Law. The Articles of Incorporation and By-Laws of the Fund contain provisions for the indemnification by the Fund of its directors and officers to the fullest extent permitted by law.

  The Investment Advisory Services Agreement provides that the Adviser shall not be liable to the Fund or its shareholders for any loss or damage occasioned by any acts or omissions in the performance of its services as Adviser in the absence of misconduct, recklessness or gross negligence or as otherwise required by law.

                             BROKERAGE ALLOCATION

  The Adviser is responsible for the placement of the portfolio transactions of the Fund and the negotiation of any commissions paid on such transactions. Portfolio securities transactions generally will be effected through brokers on securities exchanges or directly with the issuer or an underwriter or market maker for the securities. Purchases and sales of portfolio securities through brokers involve a commission to the broker. Purchases and sales of portfolio securities with dealers serving as market makers include the spread between the bid and the asked prices.

  As described in "Investment Objective, Methods and Policies--Investment Objective and Methods" in the Prospectus, the Fund is non-diversified, and tends to take larger positions in fewer different portfolio companies than most other mutual funds. In addition, as described in "Management--The Investment Adviser--Potential Conflicts of Interest" in the Prospectus, the Adviser may select the same investments for the Fund as for its other managed accounts, resulting in a large volume of trades on the same day in any particular security. In an effort to obtain best execution for its clients in the aggregate, including the Fund, the Adviser will take into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution, operational facilities of the firm involved and the firm's risk in positioning a block of securities. In light of these considerations, brokerage transactions normally will be effected through the Adviser's affiliate, W.P. Stewart Securities Limited. The Adviser believes that this practice results in a better overall price and execution to its clients as a whole, although the Fund may pay commissions at a rate higher than those charged by other brokers. The Adviser's affiliate will conduct any brokerage services it performs for the Fund in compliance with the requirements of Section 17(e)(2) of the Act, and the Board of Directors of the Fund has adopted procedures designed to ensure such compliance.

  As broker, the Adviser's affiliate will charge the Fund commissions not exceeding the rates charged to the Adviser's institutional customers for similar trades at the time of execution. Prior to July 1997, the Fund effected the majority of its trades through the Adviser's predecessor, which was then registered as a broker-dealer, and thereafter effected the majority of its trades through W.P. Stewart Securities Limited, the Adviser's affiliate, which was formed and registered as a broker-dealer at that time. For the fiscal years ended December 31, 1997, 1996 and 1995, the Fund paid the Adviser's predecessor or its affiliate brokerage commissions of $82,116, $53,260 and $29,207, respectively. The increase in commissions paid from fiscal year 1995 was due to the fact that the Fund's net assets increased significantly in each of fiscal years 1996 and 1997 in large part due to new subscription payments which needed to be invested. For the fiscal year ended December 31, 1997, the Fund paid total brokerage commissions of $83,484, of which approximately 98.4% was paid to the Adviser's predecessor or W.P. Stewart Securities Limited for effecting 98.5% of the aggregate amount of transactions in which the Fund paid brokerage commissions.

  Any brokerage transactions not executed by the Adviser's affiliate (which the Adviser believes will be on an exception only basis) will be executed by other brokers and dealers selected by the Adviser on the basis of a variety of factors, including the following: the ability to effect prompt and reliable executions at favorable prices; the operational efficiency with which transactions are effected; the financial strength, integrity and stability of the broker; the quality, comprehensiveness and frequency of available research and related services considered to be of value; and the competitiveness of commission rates in comparison with other brokers satisfying the Adviser's other selection criteria. Research and related services furnished by brokers may include written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts; statistics and pricing or appraisal services, as well as discussions, with research personnel, along with hardware, software, data bases and other news, technical and telecommunications services and equipment utilized in the investment management process. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with such investment and research information if the Adviser determines such prices or commissions are reasonable in relation to the overall services provided. Research and related services provided by broker-dealers used by the Fund may be utilized by the Adviser or its affiliates in connection with its investment services for other accounts and, likewise, research and related services provided by broker-dealers used for transactions of other accounts may be utilized by the Adviser in performing its services for the Fund. The Adviser will make appropriate allocations so that it bears the cost of any such services used for purposes other than for investment management, for example, for administration.

           CUSTODIAN, ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT

  The Fund's securities and other assets will normally be held in the custody of State Street Bank and Trust Company, which has its principal place of business at 1776 Heritage Drive, North Quincy, Massachusetts 02171 ("State Street"). Under the Custodian Contract, State Street is reimbursed by the Fund for its disbursements, expenses and charges incurred in connection with the foregoing services and receives a fee from the Fund based on the average assets of the Fund, subject to a minimum annual fee of $36,000.

  State Street also provides certain administrative services to the Fund pursuant to an Administration Agreement, including overseeing the determination of the net asset value of the Fund, maintaining certain books and records of the Fund, and preparing and/or filing periodic reports, advertising materials, supplements, proxy materials and other filings. In consideration for these services, State Street is paid a fee based on a percentage of the average assets of the Fund, subject to a minimum annual fee of $65,000.

  State Street also provides certain shareholder services to the Fund pursuant to a Transfer Agency and Service Agreement, including disbursing dividends and distributions, disbursing redemption proceeds, processing subscription applications and serving as transfer agent and registrar. In consideration for these services, State Street is paid a monthly fee of $2,500 ($30,000 annually).

                             INDEPENDENT AUDITORS

  Lopez Edwards Frank & Co., LLP, 1 Penn Plaza, New York, New York 10119-0141, serve as the independent auditors of the Fund. They audit the Fund's annual financial statements and render reports thereon, which are included in the Annual Report to Shareholders. In addition, the Fund's auditors review certain filings of the Fund with the Securities and Exchange Commission and prepare the Fund's federal and state corporation tax returns.

                       DISTRIBUTION OF THE FUND'S SHARES

  The Fund is offering its Shares directly and has no underwriter, except that the Adviser will act as placement agent where required by local law. The Adviser may recommend an investment in the Fund but receives no fee specifically for doing so.

                        COMPUTATION OF NET ASSET VALUE

  Shares of the Fund are sold at net asset value. For a discussion of how net asset value is determined, see "Net Asset Value Calculation" in the Prospectus. The Fund computes its net asset value once daily on days the New York Stock Exchange is open for trading. The Exchange is closed on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Using the Fund's net asset value at December 31, 1997, the maximum offering price of the Fund's shares was as follows:

   Net Assets...................................................... $36,201,406
   Number of Shares Outstanding....................................     214,581
   Offering Price per Share........................................     $168.71

                              PURCHASE OF SHARES

  The methods of buying Shares are described in the Prospectus. There are no sales charges.

  The Fund may accept securities in payment of Shares provided such securities:

  (a) meet the investment objective and policies of the Fund;

  (b) are acquired by the Fund for investment and not for resale;

  (c) are liquid securities which are not restricted as to transfer either by law or liquidity of market; and

  (d) have a value which is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange or NASDAQ.

                                  REDEMPTIONS

  The Fund may require the redemption of your Shares in full (less a 0.5% redemption fee) if (i) the net asset value of your Shares is reduced to less than $10,000 due to redemptions made by you, or (ii) the Fund determines or has reason to believe that ownership of such Shares by such shareholder will cause the Fund to be in violation of, or require registration of any such Shares or subject the Fund to additional registration or regulation under, the securities laws of any relevant jurisdiction. Any such mandatory redemption shall be effective as of the date designated by the Fund in a notice to the shareholder (which shall be not less than 10 calendar days after delivery or mailing of the notice of mandatory redemption).

                                  TAX STATUS

  The Prospectus of the Fund contains information about the federal income tax status of the Fund and the federal income tax consequences of ownership of Shares. Certain supplementary information is presented below.

  The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders and permits net capital gains of the Fund (i.e., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) to be treated as capital gains of the shareholders, regardless of how long shareholders have held their Shares in the Fund.

  Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund's annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities); and (c) the Fund distribute to its shareholders at least 90% of its net taxable investment income (including short-term capital gains) other than long-term capital gains and 90% of its net tax exempt interest income in each year.

  Any gain realized by a shareholder on the redemption or other disposition of Shares by a shareholder who is not a dealer in securities generally will be treated as capital gain. Any such capital gain derived by an individual will be subject to tax at the maximum rate of 20% with respect to Shares held for more than 12 months. The maximum long-term capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income, which currently is 35%.

  Any capital loss realized by a shareholder on the redemption or other disposition of Shares will be treated as long-term capital loss if such Shares were held for more than one year. Any loss realized by a shareholder on the redemption or other disposition of Shares which he has held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any capital gains distributions received by the shareholder with respect to such Shares; any capital loss on such shares in excess of such distribution will be treated as short-term capital loss. Any loss realized on a sale or exchange of Shares will be disallowed to the extent that the Shares disposed of are replaced (including, for example, by receipt of dividends paid in Shares) within a 61-day period beginning 30 days before and ending 30 days after the date the Shares are disposed of. In such a case, a shareholder will adjust the basis of the Shares acquired to reflect the disallowed loss.

  Since, at the time of an investor's purchase of Shares, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in the Fund's portfolio or undistributed income of the Fund, subsequent distributions (or a portion thereof) on such Shares may in reality represent a return of his capital. However, such a subsequent distribution would be taxable to such investor even if the net asset value of his Shares is, as a result of the distributions, reduced below his cost for such Shares. Prior to purchasing Shares of the Fund, an investor should carefully consider such tax liability which he might incur by reason of any subsequent distributions of net investment income and capital gains.

  The Fund would be subject to a 4% non-deductible excise tax on certain amounts if they are not distributed (or not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. The Fund intends to distribute to shareholders each year an amount sufficient to avoid the imposition of such excise tax.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Such taxes will reduce shareholders' return.

  Dividends and distributions generally are taxable to shareholders in the year in which they are received or accrued. Dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been paid by the Fund and received by shareholders in such prior year. Under this rule, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

  In addition to federal income taxes, shareholders of the Fund may be subject to state, local or foreign taxes on distributions from the Fund and on repurchases or redemptions of Shares. Shareholders should consult their tax advisors as to the application of such taxes and as to the tax status of distributions from the Fund and repurchases or redemptions of Shares in their own states and localities. Non-United States shareholders, present in the United States for substantial periods of time during a taxable year, maintaining an office or "tax home" in the United States, or conducting business in the United States with which their Shares may be "effectively connected," should consult their tax advisors as to whether such presence or such activities may subject them to United States tax as a United States person or otherwise. Each shareholder who is not a United States person should also consult his tax advisor regarding the federal, state, local and foreign tax consequences of ownership of Shares of the Fund.

                             ERISA CONSIDERATIONS

  Persons who are fiduciaries with respect to an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including a qualified retirement plan, Keogh plan or other arrangement ("ERISA Plan") should consider, among other things, the matters described below before determining whether to invest in the Fund.

  ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, the diversification of the portfolio, an examination of the risk and return factors, the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. As described in Department of Labor regulations, a fiduciary may need to take other factors into consideration if the ERISA Plan permits participants to direct the investment of their accounts and the Fund is offered as an investment alternative under the ERISA Plan. If a fiduciary with respect to any such ERISA Plan breaches his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

  The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained in this Statement of Additional Information is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisors regarding the consequences under ERISA of the acquisition and ownership of Shares.

                             FINANCIAL STATEMENTS

  The Fund will furnish to its shareholders annual reports containing financial statements examined by the Fund's independent auditors as soon as practicable after the end of the fiscal year of the Fund. The Fund will also furnish quarterly reports reviewing the Fund's results for such quarter. The Fund will furnish, without charge, copies of its latest Semi-Annual and Annual Reports to Shareholders upon request.

  The unaudited financial statements for the six months ended June 30, 1998 and audited financial statements and Report of the Fund's Independent Accountants for the Fund's fiscal year ended December 31, 1997 are incorporated by reference into this Statement of Additional Information from the Fund's Semi-Annual Report to Shareholders for the six months ended June 30, 1998 and Annual Report to Shareholders for the year ended December 31, 1997, respectively. The Fund's Semi-Annual and Annual Reports to Shareholders can be obtained free of charge upon request in writing or by telephoning the Fund. See "Contact Information."

  The financial statements of the Fund included in the Annual Report to Shareholders for the year ended December 31, 1997 have been incorporated herein by reference in reliance with respect to the Financial Statements, on the report of Lopez Edwards Frank & Co., LLP, independent auditors, given on the authority of that firm as experts in auditing and accounting.

                              CONTACT INFORMATION

  For further information regarding the Fund or to request copies of the Fund's Prospectus or Registration Statement free of charge, telephone or write to W.P. Stewart & Co., Inc., 527 Madison Avenue, New York, New York 10022,
Telephone: 212-750-8585, Facsimile: 212-308-0626.